Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(l) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the common shares of Concordia Healthcare Corp.

Dated: November 2, 2015

CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED
By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED
By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.1) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.2) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.3) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.4) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.5) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND (NO.6) LIMITED PARTNERSHIP, by its general partner, CINVEN CAPITAL MANAGEMENT (V) LIMITED PARTNERSHIP INCORPORATED, by its general partner, CINVEN CAPITAL MANAGEMENT (V) GENERAL PARTNER LIMITED

By:	/s/ Hayley Tanguy
Name: Hayley Tanguy
Title: Director

FIFTH CINVEN FUND CO-INVESTMENT PARTNERSHIP, acting by its partner, CIP (V) NOMINEES LIMITED

By:	/s/ Babett Carrier
Name: Babett Carrier
Title: Director

CINVEN MANCO S.A.R.L

By:	/s/ Gautier Laurent
Name: Gautier Laurent
Title: Manager

By:	/s/ Marc Lamberty
Name: Marc Lamberty
Title: Manager

FIFTH CINVEN FUND FCP-SIF, by its manager, CINVEN MANCO S.A.R.L.

By:	/s/ Gautier Laurent
Name: Gautier Laurent
Title: Manager

By:	/s/ Marc Lamberty
Name: Marc Lamberty
Title: Manager

CCM GENERAL PARTNER LIMITED

By:	/s/ Alan Ross
Name: Alan Ross
Title: Alternate Director

CCM CO-INVEST LIMITED PARTNERSHIP by its general partner, CCM GENERAL PARTNER LIMITED

By:	/s/ Alan Ross
Name: Alan Ross
Title: Alternate Director

CCM MEZZANINE CO-INVEST LIMITED PARTNERSHIP, by its general partner, CCM GENERAL PARTNER LIMITED

By:	/s/ Alan Ross
Name: Alan Ross
Title: Alternate Director